Page one of ten pages.
                                                  Exhibit Index is on page four.


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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 14, 1999




                         Commission File Number 0-15323

                      NETWORK EQUIPMENT TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                                           94-2904044
          --------                                           ----------
(State or other jurisdiction of                            (I.R.S. Employer
 incorporation or organization)                           Identification No.)

                            6500 Paseo Padre Parkway
                            Fremont, California 94555
                                 (510) 713-7300
          (Address of principal executive offices, including zip code, area code, and telephone number)


                                [Not Applicable]
                                ----------------
         (Former Name or Former Address, if Changed Since Last Report.)




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



Item 5. Other Events

          On July 14, 1999, Network Equipment Technologies, Inc. (the "Company") announced plans for a reorganization of the Company. Attached hereto as
     Exhibit 99.1 is the Company's press release dated July 14, 1999 regarding this announcement.

          On July 16, 1999, the Company announced a streamlined organizational structure, the first step in its reorganization announced on July 14, 1999. Attached hereto as Exhibit 99.2 is the Company's press release dated July 16, 1999 regarding this announcement.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

          (c) Exhibits

                  99.1 Network Equipment Technologies, Inc. Press Release dated July 14, 1999.

                  99.2 Network Equipment Technologies, Inc. Press Release dated July 16, 1999.


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






                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  July 23, 1999                    NETWORK EQUIPMENT TECHNOLOGIES, INC.


                                         By:  /s/ Hubert A.J. Whyte
                                              ----------------------------------
                                              Name:  Hubert A.J. Whyte

                                              Title: President and Chief
                                                      Executive Officer

                                  EXHIBIT INDEX


                                                               Page No.
                                                            in Sequentially
Exhibit No.               Description                    Numbered Current Report
-----------               -----------                    -----------------------


   99.1         Network Equipment Technologies, Inc.
                Press Release dated July 14, 1999.                5


   99.2         Network Equipment Technologies, Inc.
                Press Release dated July 16, 1999.                9


                                       4